UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 21, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)




           Delaware                                   94-3240473
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(State or other Jurisdiction             (I.R.S. Employer Identification Number)
     of incorporation)

         100 Pine Street
         Suite 2450
         San Francisco, California                            94111
         -------------------------                            -----
         (Address of principal executive office)            (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01   Other Event

On September 21, 2006, Capital Alliance Income Trust, Ltd. announced the appointment of a new independent director to its Board of Directors. A copy of the press release is attached as Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits.

(d) Exhibit

    Exhibit
     Number         Description of Exhibit
    -------         ---------------------------------------

     99.1           Press release, dated September 21, 2006




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      CAPITAL ALLIANCE INCOME TRUST, LTD.,
                         A Real Estate Investment Trust


Dated: September 22, 2006               By:        /s/ Richard Wrensen
                                                   -----------------------
                                                   Richard J. Wrensen,
                                                   Chief Financial Officer